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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

CON-X Corporation...................................................................................   Alabama
General Chemical Corporation........................................................................   Delaware
    Toledo Technologies Inc.........................................................................   Delaware
       Toledo Technologies Management LLC...........................................................   Delaware
       Toledo Technologies Manufacturing LLC........................................................   Delaware
       1279597 Ontario Inc..........................................................................   Ontario
          Sandco Automotive Ltd.....................................................................   Ontario
    Printing Developments, Inc......................................................................   Delaware
    Balcrank Products, Inc..........................................................................   Delaware
    General Chemical Performance Products Ltd.......................................................   Ontario
    HN Investment Holdings Inc......................................................................   Delaware
    Waterside Urban Renewal Corporation.............................................................   New Jersey
    Vigilant Networks LLC...........................................................................   Delaware
    Big T-2 Company LLC.............................................................................   Delaware
    Fini Enterprises, Inc...........................................................................   Texas
    GenTek Financial Services Ltd...................................................................   Barbados
    Reheis, Inc.....................................................................................   Delaware
    Reheis International Inc........................................................................   Delaware
       Reheis Overseas..............................................................................   Ireland
       Reheis Commercial............................................................................   Cayman Islands
    Reheis Holdings Inc.............................................................................   Delaware
       Ilminster Company............................................................................   Ireland
          Reheis Ireland............................................................................   Ireland
    Defiance Inc....................................................................................   Delaware
       Defiance Precision Products Inc..............................................................   Ohio
          Defiance Precision Products Management LLC................................................   Delaware
          Defiance Precision Products Manufacturing LLC.............................................   Delaware
       Hy-Form Products Inc.........................................................................   Michigan
       Defiance Testing and Engineering Services, Inc...............................................   Michigan
          DTA, LLC..................................................................................   Michigan
          Defiance Kinematics, Inc..................................................................   Delaware
          Binderline Draftline, Inc.................................................................   Michigan
    Noma Corporation................................................................................   Delaware
       PCT Mexico Corporation.......................................................................   Delaware
       Noma O.P. Inc................................................................................   Delaware
       Electronic Interconnect Systems Inc..........................................................   Massachusetts
    Noma Company....................................................................................   Nova Scotia
       Sistemas Y Conexiones Integradas SA de CV....................................................   Mexico
    Krone Digital Communications Inc................................................................   Delaware
       Prestolite Pacific Rim PTE Ltd...............................................................   Singapore
       Krone Optical Systems, Inc...................................................................   Vermont
    Krone International Holding Inc.................................................................   Delaware
    Krone USA Incorporated..........................................................................   Colorado
       Krone Inc....................................................................................   Colorado
    Krone Holding Inc...............................................................................   Delaware
       Krone (UK) Technique Holding Limited.........................................................   United Kingdom
          Krone (UK) Technique Ltd..................................................................   United Kingdom
             Krone Communications S.A...............................................................   Spain
       Krone (Australia) Technique Pty. Ltd.........................................................   Australia
          Krone (NZ) Technique......................................................................   New Zealand
          Krone Japan K.K...........................................................................   Japan
          Krone Manufacturing Services Pty. Limited.................................................   Australia
       Krone Holding LLC............................................................................   Delaware
          Krone Holding GmbH........................................................................   Germany
             Krone Italia...........................................................................   Italy
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
          Krone GmbH................................................................................   Germany
             ELKOPlus Kommunikationstechnik Projectierung und Vertrieb GmbH.........................   Germany
             Krone Informationsysteme GmbH..........................................................   Germany
             Krone S.a.r.l..........................................................................   France
             Krone Hellas Commercial Societe Anonyme of Telecommunications Equipment................   Greece
             Krone AS...............................................................................   Norway
             Krone Ges. m.b.H.......................................................................   Austria
               Krone Communications Ltd.............................................................   Hong Kong
             Krone Kominikasyon Sanayi ve Ticaret Anonim Sirkeli....................................   Turkey
             Krone (Africa) (Proprietary.) Ltd......................................................   South Africa
             Krone Telecommunicoes Industria e Comecio..............................................   Brazil
               Krone Communicacoes Ltda.............................................................   Brazil
             Krone Chile Limitada...................................................................   Chile
             Krone Communicaciones S.A. de C.V......................................................   Mexico
             PT Krone Indonesia.....................................................................   Indonesia
             Krone Far East Pte. Ltd................................................................   Singapore
             Krone Communications Ltd...............................................................   India
             ZAO Krone Russiou Fedratiou............................................................   Russia
             Krone Technique (Thailand) Ltd.........................................................   Thailand
             Krone Communications (Shanghai) Company Ltd............................................   China
             Krone (Australia) Holdings Pty Limited.................................................   Australia
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